FQF TRUST

AGF Global Sustainable Growth Equity Fund

AGF Global Equity Fund

(collectively, the “Funds”)

Supplement dated June 25, 2018, to the currently effective

Statement of Additional Information for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

Effective June 14, 2018, Ronald C. Martin resigned as a Trustee and Chairman of the Board of Trustees (the “Board”) of the FQF Trust (the “Trust”) and as Vice President of the Trust. All references to Mr. Ronald C. Martin in the Funds’ Statement of Additional Information as they relate to his capacity as Trustee and Chairman of the Board and as Vice President of the Trust are hereby removed in their entirety.

Effective June 19, 2018, William C. Carey was appointed by the Board as a Trustee and Chairman of the Board and as a Vice President of the Trust.

Effective immediately, the following information supplements similar information found in the “Management of the Trust — Additional Information About the Trustees” section in the Funds’ Statement of Additional Information:

William C. Carey: Mr. Carey has extensive experience in the investment management industry, including as the president of an investment adviser and separately of a broker-dealer, and as the head of distribution for a large U.S. asset management firm.

Effective immediately, the following information replaces similar information found in the “Management of the Trust — Board Structure” section in the Funds’ Statement of Additional Information:

Mr. Carey is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and all meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

Effective immediately, the following information replaces similar information found in the “Management of the Trust — Compensation of Trustees and Officers” section in the Funds’ Statements of Additional Information:

The table below shows the compensation that was paid to the Trustees for the fiscal year ended June 30, 2017:

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Paid to Trustees
Independent Trustees
Peter A. Ambrosini	None	None	None	$26,000
Joseph A. Franco	None	None	None	$26,000
Richard S. Robie III	None	None	None	$26,000
Interested Trustee
William C. Carey*	N/A	N/A	N/A	N/A

*Mr. Carey assumed his position effective June 19, 2018.

Effective immediately, the following information replaces similar information found in the “Management of the Trust — Trustees and Officers” section of the Statement of Additional Information:

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini** Year of Birth: 1944	Trustee	Indefinite/Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 to present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	10	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	10	None
Richard S. Robie III*** Year of Birth: 1960	Trustee	Indefinite/Since 2011	Consultant, Advent International (August 2010 to present)	10	None
Interested Trustee****
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/Since 2018; Since 2018	Chief Executive Officer, Adviser (September 2013 to present); President, F-Squared Retirement Solutions (2011 to 2012).	10	None

*Each Independent Trustee may be contacted by writing to the Independent Trustees of FQF Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.

** Mr. Ambrosini is the Chairman of the Audit Committee.

*** Mr. Robie is the Chairman of the Nominating Committee.

**** Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with an affiliate of the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.